Osterweis Strategic Income Fund (OSTIX) Summary Prospectus | June 30, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, Reports to Shareholders and other information about the Fund online at www.osterweis.com/prospectus. You may also obtain this information at no cost by calling (866) 236-0050 or by e-mail at marketing@osterweis.com. The Fund’s Prospectus and Statement of Additional Information, both dated June 30, 2026 are incorporated by reference into this Summary Prospectus.
Osterweis Strategic Income Fund

Investment Objective

The Osterweis Strategic Income Fund (the “Fund”) seeks to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.15%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.86%

(1)     Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed end funds, business development companies or certain exchange-traded funds. The Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the statutory Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year: $88	3 Years: $274	5 Years: $477	10 Years: $1,061

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2026, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in income bearing securities. Osterweis Capital Management, LLC (the “Adviser”) takes a strategic approach and may invest in a wide array of fixed income securities of various credit qualities (e.g., investment grade or below investment grade) and maturities (e.g., long term, intermediate or short term). The Adviser seeks to control risk through rigorous credit analysis, economic analysis, interest rate forecasts and sector trend review, and is not constrained by any particular duration or credit quality targets. The Fund’s fixed income investments may include, but are not limited to, U.S. Federal and Agency obligations, investment grade corporate debt, below investment grade corporate debt (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by S&P or lower than Baa3 by Moody’s), floating-rate debt, convertible debt, collateralized debt, foreign debt and/or depositary receipts, commercial paper and preferred stock. The Fund may invest up to 100% of its net assets in dividend-paying equities of companies of any size – large, medium and small. Additionally, the Fund may also invest up to 100% of its assets in foreign debt and/or depositary receipts. The Fund’s investments in any one sector may exceed 25% of its net assets. The Fund’s allocation among various fixed income securities is based on the portfolio managers’ assessment of opportunities for total return relative to the risk of each type of investment.

The Adviser may sell a security when it believes doing so is appropriate and consistent with the Fund’s investment objectives and policies or when conditions affecting relevant markets, particular industries or individual issues warrant such action, regardless of the effect on the Fund’s portfolio turnover rate.

Principal Investment Risks

There is the risk that you could lose all or a portion of your investment in the Fund. The following risks are considered principal to the Fund and could affect the value of your investment in the Fund:
•Debt Securities Risks:
◦Credit Risk: The risk that an issuer of a fixed income security will fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in a security’s credit rating may affect a security’s value. In addition, investments in sovereign debt involves a heightened risk that the issuer responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due, and the Fund may lack recourse against the issuer in the event of default. Investments in sovereign debt are also subject to the risk that the issuer will default independently of its sovereign. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the ability of issuers of those securities to make principal and interest payments than is the case with issuers of investment grade securities.
◦Defaulted Securities Risk: The risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.
◦Extension Risk: The risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.
◦Interest Rate Risk: The risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as interest-only securities and certain derivative instruments, may have a negative duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.
◦Prepayment Risk: The risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.
•Below Investment Grade Securities Risk: Investing in fixed income securities that are rated below investment grade involves risks such as increased possibility of default, decreased liquidity of the security and changes in value based on public perception of the issuer.
•Sector Emphasis Risk: The Fund, from time to time, may invest 25% or more of its assets in one or more sectors subjecting the Fund to sector emphasis risk. This is the risk that the Fund is subject to a greater risk of loss as a result of adverse economic, business or other developments affecting a specific sector the Fund has a focused position in, than if its investments were diversified across a greater number of industry sectors. Some sectors possess particular risks that may not affect other sectors.
•Management Risk: The risk that the Adviser may fail to implement the Fund’s investment strategies and meet its investment objectives.
The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
•Convertible Security Risk: As with a straight debt security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines.
•Currency Risk: Fluctuations in currency exchange rates may adversely affect the value of the Fund’s investments in foreign securities as well as the value of the Fund’s investments in domestic securities whose issuers earn at least a portion of their revenue in foreign currency.
•Foreign Securities: Investing in foreign securities, including depositary receipts, may involve increased risks due to political, social and economic developments abroad, and differences between United States and foreign regulatory practices. Given the global interrelationships of today’s economy, volatility or threats to stability of any significant currency, such as occurred in the recent past with the European Monetary Union, or significant political instability, may affect other markets and affect the risk of an investment in the Fund.
•Large Company Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•Liquidity Risk: Securities purchased by the Fund may become illiquid particularly during periods of market turbulence. Illiquid investments may be more difficult to trade and value than liquid ones and, if the Fund is forced to sell these investments promptly to meet redemption requests or for other needs, the Fund may incur a loss.
• Economic and Market Risk: Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); deflation (or expectations for deflation); interest rates; market instability; financial system instability; debt crises and downgrades; embargoes; tariffs; sanctions and other trade barriers; regulatory events; other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied in U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.
•Small and Medium Company Risk: Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies.
•U.S. Government and Agency Issuer Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart below illustrates how the Fund’s total returns have varied from year to year for the past ten calendar years. The table below illustrates how the Fund’s average annual total returns over time compare with a domestic broad-based market index. The Fund’s past performance, before and after taxes is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.osterweis.com.

Osterweis Strategic Income Fund
Calendar Year Total Returns as of December 31,*

Best Quarter:	2Q, 2020	7.38%
Worst Quarter:	2Q, 2022	-7.34%

* The Osterweis Strategic Income Fund’s calendar year-to-date return as of March 31, 2026 was -0.09%.

Average Annual Total Returns as of December 31, 2025
	1 Year	5 Years	10 Years
Return Before Taxes	5.47%	4.89%	5.47%
Return After Taxes on Distributions	3.23%	2.82%	3.43%
Return After Taxes on Distributions and Sale of Fund Shares	3.23%	2.85%	3.32%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%

The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions) but assumes that you still hold Fund shares at the end of the period. The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if a Fund’s shares were sold at the end of the specified period. The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares because there is an assumed tax benefit for the investor.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Investment Adviser

Osterweis Capital Management, LLC

Portfolio Managers

Carl P. Kaufman, Vice President, Chief Investment Officer – Strategic Income, Managing Director of Fixed Income – Portfolio Manager of the Fund since 2002
Bradley M. Kane, Vice President – Portfolio Manager of the Fund since 2013
Craig Manchuck, Vice President – Portfolio Manager of the Fund since 2017
John Sheehan, Vice President – Portfolio Manager of the Fund since January 2024

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Osterweis Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by wire transfer, by telephone toll-free at (866) 236-0050 or through a financial intermediary. The minimum initial and subsequent investment amounts are shown in the table below.

Minimum Investments

	To Open A New Account	To Add to An Existing Account
Regular Accounts	$5,000	$100
Automatic Investment Plan	$5,000	$100
Retirement, Tax-Deferred and UGMA/UTMA Accounts	$1,500	$100

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.